UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2005

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 South Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(702) 384 2425

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Pursuant to the terms of an Employment Agreement dated September 12, 2002, between Gaming Partners International Corporation, or the Company, and Gerard P. Charlier, the Company granted Mr. Charlier options under the Company’s 1994 Long-Term Incentive Plan, to purchase an aggregate of 300,000 of the Company’s common stock each at an exercise price of $3.40 per share.  The option as to 100,000 shares vested on March 31, 2005, and, as such, became exercisable during the five year period following such vesting date, or April 1, 2005 through March 31, 2010.  The Employment Agreement provides that the option as to 100,000 shares vested if and when the Company’s audited annual consolidated financial statements showed a net profit after tax of at least $2,000,000.  As filed with the Securities and Exchange Commission on March 31, 2005, the Company’s audited consolidated financial statements show an after-tax net profit for the fiscal year ended December 31, 2004 in an amount sufficient to cause the option as to 100,000 shares to vest.  The option as to 200,000 shares will vest on September 12, 2007, provided that Mr. Charlier continues to be employed by the Company on that date.

After giving effect to the vesting of the option as to 100,000 shares, the beneficial ownership of the Company’s common stock as of May 2, 2005, by persons known to the Company to own beneficially more than 5% of the Company’s common stock, each of the Company’s directors, its executive officers, and all of its executive officers and directors as a group, is set forth in the following table:

Name of Beneficial Owner	Ownership	Options Exercisable within 60 Days	Beneficial Ownership(1)		Percent of Class(2)
Elisabeth Carretté	3,892,822	13,570	3,906,392	(3)(4)	49.86%
Eric P. Endy	638,934	37,000	675,934	(5)	8.60%
Benoit Aucouturier	220,402	7,544	227,946	(6)	2.91%
Gérard P. Charlier	556,535	101,373	657,908	(7)(4)	8.30%
Paul S. Dennis	—	3,000	3,000		*
Alain Thieffry	—	7,000	7,000	(8)	*
Jerry G. West	—	50,500	50,500		*
Melody Sullivan Yowell	—	—	—		*
Laura McAllister Cox	—	—	—		*
Magnet Fund, L.P. Magnet Management, L.L.C. Jordan Kimmel 1201 Sussex Turnpike Suite 202 Randolph, New Jersey 07869	582,000	—	582,000	(9)	7.44%
All executive officers and directors as a group (9 persons)	5,308,693	219,987	5,528,680		68.75%

*                             Less than 1%

(1)                      Represents sum of shares owned and shares which may be purchased upon exercise of options or warrants exercisable within 60 days of May 2, 2005.

(2)                      Any securities not outstanding which are subject to options, warrants or conversion privileges exercisable within 60 days of May 2, 2005 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.  Unless otherwise noted, the persons identified in this table have sole voting and investment power with regard to the shares beneficially owned.

(3)                      As a result of the death of Francois Carretté on December 24, 2004, Elisabeth Carretté has inherited or will inherit upon settlement of his estate, a life estate in all the shares of the Company’s common stock previously owned by her husband, including shares of Holding Wilson S.A., the Company’s controlling stockholder.  Includes (i) 3,876,736 shares held by Holding Wilson S.A. and (ii) 15,743 shares held by the estate of Mr. Carretté.  In addition, Mrs. Carretté owns: (i) an option to purchase 6,000 shares granted under the Company’s Long Term Incentive Plan, of which 4,000 shares are currently exercisable, and (ii) antidilution warrants to purchase up to 215,325 shares, of which 9,570 shares are currently exercisable. Does not include 675,934 shares beneficially owned by Mr. Endy, which Holding Wilson S.A. has the right to vote for the election or removal of directors pursuant to a five-year irrevocable proxy dated September 12, 2002.  Mrs. Carretté and Holding Wilson S.A. also has a right of first refusal to purchase any shares that Eric P. Endy or The Paul S. Endy Jr. Living Trust, or the Endy Trust, decide to sell.  Mrs. Carretté disclaims beneficial ownership of the shares beneficially owned by Mr. Endy and the Endy Trust.

(4)                      Does not include an option held by Mr. Charlier to sell to Holding Wilson S.A. his shares of the Company’s common stock if his employment is terminated voluntarily by Mr. Charlier or by the Company other than for death, permanent disability or cause (as defined in his employment agreement).  Mrs. Carretté disclaims beneficial ownership of the shares beneficially owned by Mr. Charlier.

(5)                      Includes (i) 550,579 shares held by the Endy Trust, of which Eric P. Endy is the sole trustee and beneficiary, (ii) 18,000 shares held by trusts established for the benefit of Mr. Endy’s family, and (iii) 6,000 shares held by his spouse.  Does not include 3,906,392 shares beneficially owned by Elisabeth Carretté, which Mr. Endy has the right to vote for his election as a director pursuant to a five-year irrevocable proxy dated September 12, 2002.  Mr. Endy disclaims beneficial ownership of shares beneficially owned by Mrs. Carretté and Holding Wilson S.A.

(6)                      Includes 220,059 shares that are held by Campagnie d’Arbitrge; Financier et Foncier, a family investment company.  In addition, Mr. Aucouturier owns: (i) options to purchase 9,000 shares granted under the Company’s Directors Stock Option Plan, or the Directors Plan, of which 7,000 shares are currently exercisable, and (ii) antidilution warrants to purchase up to 12,239 shares, of which 544 shares are currently exercisable.

(7)                      Includes 687 shares held by Mr. Charlier’s spouse.  In addition, Mr. Charlier owns: (i) options to purchase 300,000 shares granted under the Incentive Plan, of which 100,000 shares are currently exercisable, and (ii) antidilution warrants to purchase up to 30,903 shares, of which 1,373 shares are currently exercisable.

(8)                      Does not include 3,876,736 shares held by Holding Wilson S.A., of which Mr. Thieffry is the President of the Executive Board.  Mr. Thieffry disclaims beneficial ownership of all shares held by Holding Wilson S.A.

(9)                      Based on written confirmation from Mr. Kimmel as of April 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION
(Registrant)

Date: May 6, 2005
	By:	/s/ Melody Sullivan Yowell
Melody Sullivan Yowell
	Its:	Chief Financial Officer